Loss Per Share	6 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
LOSS PER SHARE
NOTE 6:-	LOSS PER SHARE

Basic loss per share is calculated based on the weighted average number of ordinary shares outstanding during each period. Diluted net loss per share is calculated based on the weighted average number of ordinary shares outstanding during each period, plus dilutive potential in accordance with ASC 260, "Earnings per Share."

All outstanding share options and warrants for the periods ended June 30, 2020 and 2019 have been excluded from the calculation of the diluted net loss per share, because all such securities are anti-dilutive for all periods presented.

To compute diluted loss per share for the six-month period ended June 30, 2020 and 2019, the total number of 6,423,400 and 2,173,400 shares, respectively subject to outstanding unlisted options have not been considered since they have anti-dilutive effect.